Exhibit 32.0

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Equitable Financial Corp. (the “Company”) on Form 10-QSB for the quarterly period ended March 31, 2008, as filed with the Securities and Exchange Commission (the “Report”), I hereby certify pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this Report fairly presents, in all material respects, the consolidated financial condition and results of the Company as of and for the period covered by this Report.

By:	/s/ Richard L. Harbaugh
Richard L. Harbaugh President and Chief Executive Officer May 14, 2008

By:	/s/ Kim E. Marco
Kim E. Marco Executive Vice President and Chief Financial Officer May 14, 2008